Exhibit 99.1

Cardlytics Second Quarter 2026 Financial Results Driven By Strong Operational Performance

•Company delivers strong second quarter results:
◦Revenues of $36.9 million
◦Billings of $65.5 million
◦Adjusted Contribution of $21.3 million
◦Net Loss of $(14.9) million and Adjusted EBITDA, a non-GAAP metric, was $1.7 million

Atlanta, GA – August 5, 2026 – Cardlytics, Inc. (NASDAQ: CDLX), a purchase intelligence platform, today announced financial results for the second quarter ended June 30, 2026.
"The second quarter shows that our execution is translating directly into results. We were within our guidance across all key metrics, with margins improving every single month of the quarter,” said Amit Gupta, CEO of Cardlytics. “We added new advertiser relationships and deepened our partnerships with existing financial institutions this quarter, reinforcing that purchase intelligence remains our core competitive advantage. We have a clear and focused path to build long-term value for our shareholders."

"We continue to execute against our game plan for sequential growth and self-sustainability,” said David Evans, CFO of Cardlytics. “Our second quarter results were strong which shows our plan is working."

Second Quarter 2026 Financial Results
•Revenue was $36.9 million, a decrease of 36% year-over-year compared to $58.0 million in the second quarter of 2025.
•Billings, a non-GAAP metric, was $65.5 million, a decrease of 34% year-over-year compared to $98.8 million in the second quarter of 2025.
•Adjusted Contribution, a non-GAAP metric, was $21.3 million, a decrease of 32% year-over-year compared to $31.3 million in the second quarter of 2025.
•Net Loss was $(14.9) million in the second quarter of 2026, compared to $(9.3) million in the second quarter of 2025.
•Adjusted EBITDA, a non-GAAP metric, was $1.7 million compared to $3.0 million in the second quarter of 2025.
•Net Loss per share from continuing operations was $(1.50) per share, on a GAAP basis, compared to $(1.15) per share, in the prior year period. Adjusted Net Loss per share, on a Non-GAAP basis, was $(0.81) per share compared to $(0.60) per share in the prior year period.
•Net cash (used in) provided by operating activities was $(8.6) million, compared to $1.2 million in the second quarter of 2025.
•Free Cash Flow, a non-GAAP metric, was $(10.7) million, compared to $(3.4) million in the second quarter of 2025.
Key Metrics
•Cardlytics monthly qualified users ("MQUs") were 185.4 million, a decrease of 17% year-over-year, compared to 224.5 million in the second quarter of 2025.
•Cardlytics adjusted contribution per user ("ACPU") was $0.11 compared to $0.14 in the second quarter of 2025.
Definitions of MQUs and ACPU are included below under the caption “Other Performance Metrics."

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,
	2026	2025	Change %
Billings(1)(2)	$65,469	$98,840	(34)%
Consumer Incentives(2)	28,587	40,799	(30)%
Revenue(2)	36,882	58,041	(36)%
Partner Share and other third-party costs(2)	15,614	26,721	(42)%
Adjusted Contribution(1)(2)	21,268	31,320	(32)%
Delivery costs(2)	2,648	5,356	(51)%
Gross Profit(2)	$18,620	$25,964	(28)%
Net Loss	$(14,876)	$(9,283)	(60)%
Adjusted EBITDA(1)(2)	$1,702	$2,996	(43)%

Adjusted Contribution
% of Billings	32.5%	31.7%
% of Revenue	57.7%	54.0%
Adjusted EBITDA
% of Billings	2.6%	3.0%
% of Revenue	4.6%	5.2%
(1)Billings, Adjusted Contribution and Adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."
(2)Revenues, Consumer Incentives, Billings, Gross Profit, Adjusted Contribution, and Adjusted EBITDA reflect the effects of disposed businesses through the respective disposal dates. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."
Third Quarter 2026 Financial Expectations
Cardlytics anticipates Billings, Revenue, Adjusted Contribution and Adjusted EBITDA to be in the following ranges (in millions, except for percentage change rates):

	Q3 2026 Guidance	YoY Change
Billings(1)	$61.0 - $67.0	(27%) - (20%)
Revenue	$34.0 - $39.0	(27%) - (17%)
Adjusted Contribution(2)	$20.0 - $23.0	(22%) - (10%)
Adjusted EBITDA(2)	$0 - $3.0	($3.4) - ($0.4)
(1)A reconciliation of Billings to GAAP Revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of Adjusted Contribution to GAAP Gross Profit and a reconciliation of Adjusted EBITDA to Net Loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Earnings Teleconference Information
Cardlytics will discuss its second quarter 2026 financial results during a live audio webcast today, August 5, 2026, at 5:00 PM ET / 2:00 PM PT. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) operates a purchase intelligence platform that transforms transaction data into targeted, personalized offers and rewards for consumer brands, delivered through banking and commerce platform in the United States and United Kingdom.

We offer a range of solutions to help advertisers and publishers grow and strengthen customer loyalty. With visibility into approximately 50% of card-based transactions in the U.S. and U.K., Cardlytics enables advertisers to engage consumers at scale and drive incremental sales through our industry-leading card-linked offer network. Publisher partners can enhance their platforms with relevant and personalized offers that improve the shopping experience for their customers. Learn more at www.cardlytics.com or follow us on LinkedIn.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements related to building long-term value for shareholders and our financial guidance for the third quarter of 2026. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions, including, but not limited to, inflationary pressure or the imposition of tariffs and other trade protection measures, in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics purchase intelligence platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase and Wells Fargo; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FI partners; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; risks related to our competitive market, including our ability to compete successfully with our current or future competitors; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 5, 2026 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Divestitures and Presentation
On March 24, 2026 (the “Closing Date”), we completed the Bridg Sale. Pursuant to the Purchase Agreement, on the Closing Date, PAR delivered to us 1,810,222 shares of PAR’s common stock as consideration for the Bridg Sale.
The results of Bridg business are presented as discontinued operations in the accompanying Condensed Consolidated Statements of Operations for all periods presented. The assets and liabilities of Bridg business have been reflected as assets and liabilities of discontinued operations in the accompanying Condensed Consolidated Balance Sheets for all prior periods presented. The Company ceased depreciating and amortizing its long-lived assets for the Bridg business which primarily included acquired intangibles assets, capitalized software, and right-of-use assets as of the held for sale date, during the three months ended March 31, 2026. Our consolidated statements of cash flows includes cash flows from discontinued operations for all periods presented.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss, Adjusted Net Loss per share and Free Cash Flow, as well as certain other performance metrics, such as MQUs and ACPU.
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss, Adjusted Net Loss per share and Free Cash Flow as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics purchase intelligence platform Billings is recognized gross of both Consumer Incentives and Partner Share. GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Adjusted Contribution measures the degree by which Revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental Revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administrative and other investments. Adjusted Contribution is calculated by taking our total Revenue less our Partner Share and other third-party costs. Adjusted Contribution does not take into account all costs associated with generating Revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Management views Adjusted Contribution as the most relevant metric to measure the financial performance as it reflects the dollars we keep after all of our partners are paid. Adjusted EBITDA represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense continuing operations; separation costs and reduction in force; foreign currency (gain) loss; loss on investment; loss (gain) on divestiture; change in contingent consideration and loss (income) from discontinued operations and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; income tax benefit; gain on debt extinguishment; and deferred implementation costs. Adjusted Net Loss represents our Net Loss from continuing operations before stock-based compensation expense continuing operations; foreign currency loss (gain); separation costs and reduction in force; loss on investment; gain on divestiture; change in contingent consideration; and, in applicable periods, certain other income and expense items, such as impairment of goodwill, gain on debt extinguishment and intangible assets, and income tax benefit. We define Adjusted Net Loss per share as Adjusted Net Loss divided by our weighted-average common shares outstanding, diluted. We define Free Cash Flow as net cash (used in) provided by operating activities, plus acquisition of property and equipment and capitalized software development costs and, in applicable periods, acquisition of patents, and legal indemnification payments. We believe free cash flow is useful to measure the funds generated in a given period that are available for distribution or to sustain the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MQUs as targetable customers that have made a transaction using their account with an FI Partner in a given month, excluding pilot supply during the ramp up period, and whose transaction data was shared with Cardlytics. We then calculate a monthly average of these MQUs for the periods presented. We believe that the number of MQUs is an indicator of the Cardlytics purchase intelligence platform's ability to drive engagement and is reflective of the consumer base and insights that we offer to marketers. We define ACPU as the Cardlytics purchase intelligence platform Adjusted Contribution generated in the applicable period, divided by Cardlytics average MQUs in the applicable period. We believe that Adjusted Contribution is the most relevant metric as it reflects the value Cardlytics keeps after subtracting out rewards, Partner Share and other third-party costs. We believe that ACPU measures the Cardlytics purchase intelligence platform's efficiency in converting marketer budgets into the value generated by customer engagement.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$36,882	$58,041	$71,201	$114,476
Costs and expenses:
Partner Share and other third-party costs	15,614	26,721	30,211	55,825
Delivery costs	2,648	5,356	5,229	11,142
Sales and marketing expense	6,605	8,943	13,366	19,324
Research and development expense	5,540	9,867	11,970	20,145
General and administrative expense	7,855	12,238	16,136	25,181
Change in contingent consideration	—	42	—	102
Loss (gain) on divestiture	—	200	—	(5,150)
Depreciation and amortization expense	4,061	4,243	8,004	8,591
Total costs and expenses	42,323	67,610	84,916	135,160
Operating loss	(5,441)	(9,569)	(13,715)	(20,684)
Other (expense) income:
Interest expense, net	(2,281)	(1,943)	(4,814)	(3,773)
Loss on investment	(1,102)	—	(2,387)	—
Foreign currency gain (loss)	165	5,449	(1,541)	8,076
Total other (expense) income	(3,218)	3,506	(8,742)	4,303
Loss before income taxes from continuing operations	(8,659)	(6,063)	(22,457)	(16,381)
Income tax benefit	—	—	—	—
Loss from continuing operations	(8,659)	(6,063)	(22,457)	(16,381)
(Loss) income from discontinued operations	(6,217)	(3,220)	3,101	(6,184)
Net loss	$(14,876)	$(9,283)	$(19,356)	$(22,565)
Net (loss) income per share, basic and diluted:
Continuing operations	$(1.50)	$(1.15)	$(3.99)	$(3.13)
Discontinued operations	$(1.08)	$(0.61)	$0.55	$(1.18)
Weighted-average common shares outstanding, basic and diluted	5,759	5,275	5,625	5,230

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Delivery costs	$106	$381	$374	$854
Sales and marketing expense	341	738	1,049	2,343
Research and development expense	384	2,933	2,377	5,733
General and administrative expense	1,524	2,554	3,116	5,616
Discontinued operations	—	895	267	1,649
Total stock-based compensation expense	$2,355	$7,501	$7,183	$16,195

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$28,039	$48,719
Accounts receivable and contract assets, net	67,644	82,458
Other receivables	2,855	2,474
Prepaid expenses and other assets	2,533	3,213
Current assets of discontinued operations	—	415
Total current assets	101,071	137,279
Long-term assets:
Property and equipment, net	1,617	1,931
Right-of-use assets under operating leases, net	4,096	4,723
Goodwill	110,305	110,305
Capitalized software development costs, net	16,577	19,005
Other long-term assets, net	1,119	1,235
Noncurrent assets of discontinued operations	—	11,163
Total assets	$234,785	$285,641
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,245	$2,655
Accrued liabilities:
Accrued compensation	4,828	6,038
Accrued expenses	12,320	7,125
Partner Share liability	18,503	24,792
Consumer Incentive liability	21,812	32,144
Deferred revenue and other liabilities	2,194	2,541
Current operating lease liabilities	1,448	1,438
Current liabilities of discontinued operations	—	1,657
Total current liabilities	$62,350	$78,390
Long-term liabilities:
Convertible senior notes, net	$169,411	$168,850
Lines of credit	15,000	40,070
Long-term operating lease liabilities	4,028	4,748
Long-term liabilities of discontinued operations	—	91
Total liabilities	$250,789	$292,149
Stockholders’ deficit:
Common stock, $0.0001 par value—10,000 shares authorized and 5,808 and 5,451 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively.	$10	$10
Additional paid-in capital	1,408,082	1,399,542
Accumulated other comprehensive loss	(676)	(1,996)
Accumulated deficit	(1,423,420)	(1,404,064)
Total stockholders’ deficit	(16,004)	(6,508)
Total liabilities and stockholders’ deficit	$234,785	$285,641

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Six Months Ended June 30,
	2026	2025
Operating activities
Net loss	$(19,356)	$(22,565)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	771	1,833
Depreciation and amortization	8,479	12,566
Amortization of financing costs charged to interest expense	657	804
Amortization of right-of-use assets	630	1,274
Gain on divestiture	(13,858)	(5,150)
Stock-based compensation expense	7,183	16,195
Change in contingent consideration	—	102
Loss on investments	2,387	—
Other non-cash expense (income), net	1,583	(8,076)
Change in operating assets and liabilities:
Accounts receivable and contracts assets, net	13,217	10,165
Prepaid expenses and other assets	570	(1,625)
Accounts payable	(2,164)	(1,837)
Other accrued expenses	2,258	920
Partner Share liability	(6,278)	(5,913)
Consumer Incentive liability	(10,318)	(4,174)
Net cash used in operating activities	(14,239)	(5,481)
Investing activities
Acquisition of property and equipment	(30)	(441)
Capitalized software development costs	(4,379)	(8,320)
Proceeds from sale of marketable securities, net	23,029	—
Proceeds from divestiture, net of cash divested	—	200
Net cash provided by (used in) investing activities	18,620	(8,561)
Financing activities
Proceeds from issuance of debt	5,000	—
Settlement of contingent consideration	—	(5,000)
Principal payment of debt	(30,070)	—
Debt issuance costs	(30)	(93)
Net cash used in financing activities	(25,100)	(5,093)
Effect of exchange rates on cash and cash equivalents	39	286
Net decrease in cash and cash equivalents	(20,680)	(18,849)
Cash and cash equivalents — Beginning of period	48,719	65,594
Cash and cash equivalents — End of period	$28,039	$46,745

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue(1)	$36,882	$58,041	$71,201	$114,476
Plus:
Consumer Incentives	28,587	40,799	52,414	76,480
Billings(1)	$65,469	$98,840	$123,615	$190,956
(1)Revenue and Billings reflect the effects of disposed businesses through the respective disposal dates. Refer to Note 3—Discontinued Operations to our consolidated financial statements in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2026 for additional information regarding the divestiture of the Bridg business.

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue(1)	$36,882	$58,041	$71,201	$114,476
Minus:
Partner Share and other third-party costs(1)	15,614	26,721	30,211	55,825
Delivery costs(1)(2)	2,648	5,356	5,229	11,142
Gross Profit(1)	18,620	25,964	35,761	47,509
Plus:
Delivery costs(1)(2)	2,648	5,356	5,229	11,142
Adjusted Contribution(1)	$21,268	$31,320	$40,990	$58,651
(1)Revenue, Partner Share and other third-party costs, Delivery costs, Gross Profit and Adjusted Contribution reflect the effects of disposed businesses through the respective disposal dates. Refer to Note 3—Discontinued Operations to our consolidated financial statements in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2026 for additional information regarding the divestiture of the Bridg business.
(2)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.1 million and $0.4 million during the three months ended June 30, 2026 and 2025, respectively. Stock-based compensation expense recognized in consolidated delivery costs totaled $0.4 million and $0.9 million during the six months ended June 30, 2026 and 2025, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net Loss	$(14,876)	$(9,283)	$(19,356)	$(22,565)
Plus:
Interest expense, net	2,281	1,943	4,814	3,773
Depreciation and amortization	4,061	4,243	8,004	8,591
Stock-based compensation expense continuing operations	2,355	6,606	6,916	14,546
Separation costs and reduction in force	727	1,474	727	1,474
Foreign currency (gain) loss	(165)	(5,449)	1,541	(8,076)
Loss on investment	1,102	—	2,387	—
Loss (gain) on divestiture	—	200	—	(5,150)
Change in contingent consideration	—	42	—	102
Loss (income) from discontinued operations	6,217	3,220	(3,101)	6,184
Adjusted EBITDA	$1,702	$2,996	$1,932	$(1,121)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS FROM CONTINUING OPERATIONS TO ADJUSTED NET LOSS
AND ADJUSTED NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,
	2026	Loss per share	2025	Loss per share
Net Loss from continuing operations	$(8,659)	$(1.50)	$(6,063)	$(1.15)
Plus:
Stock-based compensation expense continuing operations	2,355	0.41	6,606	1.25
Foreign currency gain	(165)	(0.03)	(5,449)	(1.03)
Separation costs and reduction in force	727	0.13	1,474	0.28
Loss on investment	1,102	0.19	—	—
Loss on divestiture	—	—	200	0.04
Change in contingent consideration	—	—	42	0.01
Adjusted Net Loss	$(4,640)	$(0.81)	$(3,190)	$(0.60)
Weighted-average number of shares of common stock used in computing Adjusted Net Loss per share:
Weighted-average common shares outstanding, basic and diluted	5,759		5,275

	Six Months Ended June 30,
	2026	Loss per share	2025	Loss per share
Net Loss from continuing operations	$(22,457)	$(3.99)	$(16,381)	$(3.13)
Plus:
Stock-based compensation expense continuing operations	6,916	1.23	14,546	2.78
Foreign currency loss (gain)	1,541	0.27	(8,076)	(1.54)
Separation costs and reduction in force	727	0.13	1,474	0.28
Loss on investment	2,387	0.42	—	—
Gain on divestiture	—	—	(5,150)	(0.98)
Change in contingent consideration	—	—	102	0.02
Adjusted Net Loss	$(10,886)	$(1.94)	$(13,485)	$(2.58)
Weighted-average number of shares of common stock used in computing Adjusted Net Loss per share:
Weighted-average common shares outstanding, basic and diluted	5,625		5,230

CARDLYTICS, INC.
RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net cash (used in) provided by operating activities	$(8,597)	$1,227	$(14,239)	$(5,481)
Plus:
Acquisition of property and equipment	(2)	(322)	(30)	(441)
Capitalized software development costs	(2,103)	(4,336)	(4,379)	(8,320)
Free Cash Flow	$(10,702)	$(3,431)	$(18,648)	$(14,242)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q3 2026
Revenue	$34.0 - $39.0
Plus:
Consumer Incentives	$27.0 - 28.0
Billings	$61.0 - $67.0

Contacts:

Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com